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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  JULY 16, 2002
                                                 -------------------------------


                                  SAFENET, INC.
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               (Exact Name of Registrant as Specified in Charter)



                 8029 Corporate Drive, Baltimore, Maryland 21236
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                    (Address of principal executive offices)



         Delaware                      0-20634                  52-1287752
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(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)


Registrant's telephone number, including area code: (410) 931-7500
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission, on May 7, 2002, SafeNet, Inc., a Delaware corporation ("SafeNet"), completed the discontinuation of the operations of its Swiss subsidiary, Gretacoder Data Systems ("GDS"). Set forth on Exhibit 99.1 hereof is certain information regarding SafeNet's quarterly financial performance for 2001, adjusted to exclude GDS's operations, that is being posted on SafeNet's Website at WWW.SAFENET-INC.COM simultaneously with the filing of this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1      Website Disclosure

                  2001 GAAP Reported Profit and Loss Statement (restated for discontinued operations)

                  2001 Pro forma Reported Profit and Loss Statement (restated for discontinued operations)

ITEM 9.           REGULATION FD DISCLOSURE.

         See Item 5 above.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SAFENET, INC.

                                          By:    /s/ ANTHONY A. CAPUTO
                                                 ----------------------------
                                                 Anthony A. Caputo
                                                 Chief Executive Officer

Date:   July 16, 2002


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                                  EXHIBIT INDEX


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

Exhibit
Number        Description
-------       -----------
99.1          Website Disclosure

              2001 GAAP Reported Profit and Loss Statement (restated for discontinued operations)

              2001 Pro forma Reported Profit and Loss Statement (restated for discontinued operations)

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